UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2022

USD Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36674	30-0831007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 2800

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(281) 291-0510

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	USDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 6, 2022, USD Partners LP (the “Partnership”) and certain of its subsidiaries (together with the Partnership, the “Acquiring Entities”) completed the previously announced acquisition of equity interests in certain subsidiaries of USD Group LLC (“USD Group”) that own 100% of the Hardisty South Terminal (the “Acquisition”). Simultaneously with the closing of the Acquisition, the Partnership and USD Partners GP LLC, the general partner of the Partnership (the “General Partner”), completed (i) the cancellation of the Partnership incentive distribution rights (“IDRs”) held by the General Partner, and (ii) the conversion of the General Partner’s approximate 1.6% economic general partner interest in the Partnership into a non-economic general partner interest in the Partnership (the “GP/IDR Restructuring” and, together with the Acquisition, the “Transactions”).

The Transactions closed pursuant to a Contribution Agreement, dated as of March 27, 2022 (the “Contribution Agreement”), by and among the Acquiring Entities, and USD Group and certain subsidiaries of USD Group (“Contributor Parties”). Subject to the terms and conditions of the Contribution Agreement, simultaneously with the closing of the Transactions, the General Partner amended and restated the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of October 15, 2014 to reflect the GP/IDR Restructuring (the “Third Amended and Restated Partnership Agreement”). The total consideration for the Transactions was $75 million in cash, plus 5,751,136 newly issued common units representing limited partner interests in the Partnership (the “Common Units”), which were issued to USD Group.

Upon the closing of the Transactions, the Partnership has 33,371,045 Common Units outstanding, of which USD Group owns 17,308,226 Common Units in the Partnership, representing an aggregate 51.9% limited partner interest. The terms of the Transactions, the Contribution Agreement and the Third Amended and Restated Partnership Agreement were approved by the board of directors of the General Partner (the “Board”), based on the approval and recommendation of the conflicts committee of the Board, which consists entirely of independent directors. The conflicts committee engaged an independent financial advisor and legal counsel.

The foregoing description of the Contribution Agreement is qualified in its entirety by reference to the full text of the Contribution Agreement, which was filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on March 29, 2022 and is incorporated herein by reference.

In connection with the closing of the Transactions, the Partnership entered into an amendment to its Amended and Restated Credit Agreement to permit the Partnership to acquire the Netherlands cooperative which is the parent company of the company that owns the Hardisty South Terminal. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the amendment to the Amended and Restated Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the Partnership’s issuance of the Common Units in connection with the Transactions is incorporated into this Item 3.02 by reference, insofar as such information relates to the sale of unregistered equity securities. The sale and issuance of the Partnership’s Common Units in connection with the Transactions are exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the Transactions, the General Partner entered into the Third Amended and Restated Partnership Agreement, dated as of April 6, 2022. Among other things, the Third Amended and Restated Partnership Agreement provides for the (i) cancellation of the IDRs, (ii) conversion of the general partner’s 1.6% economic general partner interest in the Partnership into a non-economic general partner interest, and (iii) elimination of certain legacy provisions that no longer apply, including provisions related to the IDRs, the economic general partner interest and the subordinated units.

The disclosure contained in this Item 5.03 does not purport to be a complete description of the Third Amended and Restated Partnership Agreement and is qualified in its entirety by reference to the full text of the Third Amended and Restated Partnership Agreement, which is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On April 6, 2022, the Partnership issued a press release announcing the entry into the Contribution Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information provided in this Item 7.01 (including the exhibits referenced therein) shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Third Amended and Restated Agreement of Limited Partnership of USD Partners LP, dated as of April 6, 2022.

10.1	Amendment No. 2 to Amended and Restated Credit Agreement, dated as of April 6, 2022, among USD Partners LP, USD Terminals Canada ULC, the Guarantors party thereto, Bank of Montreal, as Administrative Agent, and the other financial institutions party thereto executing the Amendment as Lenders.

99.1	Press Release dated April 6, 2022, issued by USD Partners LP.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USD Partners LP (Registrant)

	By:	USD Partners GP LLC,
its general partner

Date: April 7, 2022	By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President, Chief Financial Officer